UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE A14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☑Definitive Additional Materials

☐Soliciting Material under §240.14a-12

PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

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PHX MINERALS Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on March 2, 2021, for PHX Minerals Inc. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/PHX. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2021 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before February 19, 2021. For a Convenient Way to VIEW Proxy Materials _ and _ To VOTE Online go to: www.proxydocs.com/PHX Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/PHX TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES PHX Minerals Inc. Notice of Annual Meeting Date: Tuesday, March 2, 2021 Time: 09:00 A.M. (Central Standard Time) Place: Annual Meeting to be held live via the Internet – please visit www.proxydocs.com/PHX for more details The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” each of the nominees listed below. 1. Election of Directors 01 Lee M. Canaan 02 Peter B. Delaney 03 Glen A. Brown The Board of Directors recommends that you vote “FOR” the following. 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. 4. Approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 24,000,500 shares to 36,000,500 shares. 5. Approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan. To Attend the Annual Meeting of PHX Minerals Inc., please visit www.proxydocs.com/PHX to register for the Virtual Meeting at least 5 days prior to the meeting date. The control number located in the shaded gray box will be required to register.